UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 10, 2005
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant''s telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 10, 2005, Chesapeake Corporation ("Chesapeake" or the "Company") issued a press release announcing third quarter 2005 results and an update to its full year earnings, cash flow and capital spending guidance. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. On November 10, 2005, Chesapeake held a conference call with investors to discuss third quarter 2005 results. The manuscript of this conference call, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

The information filed under Item 2.02 in this Form 8-K and the exhibits attached shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by Chesapeake under the Securities Act of 1933, as amended.

ITEM 2.05 COST ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On November 10, 2005, the Company announced plans for a global cost savings program targeting combined pre-tax savings of $25 million on an annual basis. A copy of the press release, which is attached as Exhibit 99.3 to this report, is incorporated herein by reference.

The program is expected to include the possible closure or consolidation of several facilities and broad-based workforce and overhead reductions, as well as cost savings from improvements to operating processes.  Full implementation is expected over the next two years.  The cost of these initiatives is expected to range from $30 million to $40 million on a pre-tax basis, with the cash flow impact being less due to the sale of related real estate and assets.

The company will disclose specific restructuring initiatives and the associated charges and expected savings in future periods as specific projects are proposed, consulted upon, approved and implemented.

This periodic report on Form 8-K may contain forward-looking statements. Actual events or results may differ materially from those statements. For information about factors that could cause such differences, please refer to the Company's Annual Report on Form 10-K/A for the year ended January 2, 2005, including information set forth under the caption, "Forward-Looking Statements" and the press releases referred to herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99.1

Press release, issued on November 10, 2005, announcing third quarter 2005 results and updated financial guidance

99.2
Manuscript for conference call held on November 10, 2005, discussing third quarter 2005 results, the global cost savings program, and updated financial guidance

99.3
Press release, issued on November 10, 2005, announcing plans for a global cost savings program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: November 10, 2005	BY:	/s/ Thomas G. Hayes
Thomas G. Hayes
Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Press release, issued on November 10, 2005, announcing third quarter 2005 results and updated financial guidance

99.2

Manuscript for conference call held on November 10, 2005, discussing third quarter 2005 results, the global cost savings program, and updated financial guidance

99.3

Press release, issued on November 10, 2005, announcing plans for a global cost savings program